REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 20, 2006 by and between SuperCom Ltd., an Israeli corporation (the “Company”), and the investors set forth on the signature pages affixed hereto (collectively “SSF”).

This Agreement is made pursuant to the Subscription Agreement, dated as of the date hereof, between the Company and SSF (the “Subscription Agreement”). All capitalized terms used but not defined herein shall bear the meaning ascribed to them in the Subscription Agreement.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Friday or Saturday, on which banks in New York City are open for the general transaction of business.

“Ordinary Shares” shall mean the Company’s Ordinary Shares, par value NIS0.01 per share, and any securities into which such Ordinary Shares may hereinafter be reclassified.

“Prospectus” shall mean (i) any preliminary or final prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 163 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Convertible Bond Shares, (ii) the Warrant Shares, and (iii) any other securities issued or issuable with respect to any of the securities referenced in (i) or (ii) above, whether issued or issuable.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a)  Demand Registration.

(i) From the date of this Agreement until the earlier of (i) the four (4) year anniversary of the Closing Date, or (ii) such date that all Registrable Securities held or entitled to be held upon exercise by SSF may be sold under Rule 144(k) (or any successor rule) (the “Registration Period”), SSF may make up to two (2) requests for registration of its Registrable Securities (“Demand Request”); provided, however, that the Company shall not be obligated to file any Registration Statement pursuant to a Demand Request in which the anticipated aggregate offering amount of such registration does not exceed $750,000. Upon receipt of a Demand Request, the Company shall prepare and file with the SEC as soon as commercially reasonable, but in any event within ninety (90) calendar days of the Demand Request) (the “Filing Deadline”) a registration statement on Form F-1 (or, if Form F-1 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to SSF and its counsel prior to its filing or other submission.

(ii)  The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify SSF by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide SSF with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall maintain the effectiveness of the Registration Statement until the earlier of (i) the sale of all of the Registrable Securities by SSF or (ii) such time as all of the Registrable Securities may be sold by SSF pursuant to Rule 144(k) (the “Effectiveness Period”).

(iii) If (A) a Registration Statement covering the Registrable Securities is not filed by the Filing Deadline, (B) such Registration Statement is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 120th day after the Demand Request or (C) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of SSF to sell the Registrable Securities covered thereby due to market conditions and except for an Allowed Delay or an Allowed Suspension (each, an “Event” and the date on which such Event occurs, the “Event Date”), then SSF shall be permitted to accelerate 15% of the then outstanding principal amount of its Convertible Bonds and the accrued, but unpaid, interest on such principal amount. For each additional 30-day period following the Event Date until the Event is cured, SSF shall be permitted to accelerate an additional 15% of the outstanding principal amount of its Convertible Bonds and the accrued, but unpaid, interest on such principal amount. Such right of acceleration shall constitute SSF’s exclusive remedy for such events, but shall not affect the right of SSF to seek injunctive relief.

(iv) Notwithstanding the foregoing obligations, if the Company furnishes to SSF a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; or (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; then the Company shall have the right to defer taking action with respect to such filing for a period of not more than 30 consecutive days or 45 days in any 365-day period (an “Allowed Delay”); provided, further, that the Company shall not register or maintain the effectiveness of any registration statement relating to other shares during such deferral period; and provided, further, that if SSF disapproves of the deferral of the registration, it may elect to withdraw its request by written notice to the Company, in which case such registration, if effected, shall not be counted for the purposes of this Section 2(a).

(b) Piggyback Registration.

(i) During the Registration Period, if the Company proposes, at any time after the lapse of a ninety (90)-day period following the Closing Date, to register any of its securities (other than a registration statement on Form S-8 or any equivalent or successor form), for its own account or for the account of any other person, it shall give notice to SSF of such intention. Upon the written request of SSF, given within twenty (20) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities (as defined below) indicated in such request, so as to permit the disposition of the shares so registered in the manner requested by SSF.

(ii) Notwithstanding any other provision of this Section 2(b), with respect to an underwritten public offering by the Company, if the managing underwriter advises the Company in writing that marketing or other factors require a limitation of the number of shares to be underwritten, then there shall be excluded from such registration and underwriting to the extent necessary to satisfy such limitation, Registrable Securities held by SSF and by other shareholders of the Company who are entitled to have their shares included in such registration, pro rata among them to the extent necessary to satisfy such limitation. SSF shall agree not to sell any Registrable Securities included in the underwritten public offering for such period as may be required by the managing underwriter. Notwithstanding the provisions of this Section 2(b)(ii), the Company shall have the right at any time after it shall have given notice to SSF, to elect not to file any such proposed registration statement.

(c) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d)  SSF Information. Notwithstanding anything herein to the contrary, the Company’s obligations hereunder shall be suspended with respect to the Registrable Securities in the event that SSF fails to provide promptly to the Company such information as the Company may reasonably request at any time, provided that the Company shall request such information only to the extent required to enable the Company to comply with any applicable law or regulation or to facilitate preparation of a Registration Statement.

(e)  Suspension

(i) Subject to Section 2(e)(ii) below, in the event of: (1) any request by the SEC or any other U.S. federal or state governmental authority during the Effectiveness Period for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other U.S. federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (4) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to SSF (“Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, SSF will discontinue disposition of Registrable Securities covered by the Registration Statement or Prospectus (“Suspension”) until SSF's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until SSF is advised in writing by the Company that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to SSF. The Suspension and Suspension Notice described in this Section 2(e)(ii) shall be held by SSF in strictest confidence and shall not be disclosed by SSF. The Company shall not have the right to impose any Suspension for more than 20 consecutive days or more than 45 days in any 365-day period (an “Allowed Suspension”).

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)  prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the applicable periods and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(b)  furnish to SSF (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than four (4) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement if and to the extent the Company deems such information to be applicable to SSF (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as SSF may reasonably request in order to facilitate the disposition of the Registrable Securities owned by SSF that are covered by the related Registration Statement;

(c) furnish, at the request of SSF upon requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, a copy of an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to SSF requesting registration of Registrable Securities;

(d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. SSF shall also enter into and perform its obligations under such an agreement;

(e)  use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)  prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with SSF and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by SSF and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)  use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)  immediately notify SSF, at any time prior to the end of the effectiveness, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)  comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform SSF in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, SSF is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

(j)  With a view to making available to SSF the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit SSF to sell Ordinary Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to SSF, so long as SSF owns Registrable Securities, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after one hundred and twenty (120) days after the effective date of the first registration statement filed by the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) and (B) such other information as may be reasonably requested in order to avail SSF of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. Information. The Company shall not disclose material nonpublic information to SSF, or to advisors to or representatives of SSF, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides SSF, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and SSF, if it wishes to obtain such information, enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of SSF.

(a)  SSF shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify SSF of the information the Company requires from SSF to have any of the Registrable Securities included in the Registration Statement. SSF shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement to have any of the Registrable Securities included in the Registration Statement.

(b)  SSF, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder.

(c)  SSF agrees that, upon receipt of any notice from the Company of either (i) the commencement of the applicable suspension pursuant to Section 2(e) above, or (ii) the happening of an event pursuant to Section 3(h) hereof, SSF will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until SSF is advised by the Company that such dispositions may again be made.

6. Indemnification.

(a)Indemnification by the Company. The Company will indemnify and hold harmless SSF and its officers, directors, employees and agents, successors and assigns, and each other person, if any, who controls SSF within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any breach by it of its obligations hereunder; (ii) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (iii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (v) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (vi) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on SSF’s behalf and will reimburse SSF, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by SSF or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b)Indemnification by SSF. SSF agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, successors and assigns, and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in information furnished in writing by SSF to the Company specifically for inclusion in such Registration Statement or preliminary Prospectus or Prospectus or amendment or supplement thereto. In no event shall the liability of SSF be greater in amount than the dollar amount of the proceeds (net of all expense paid by SSF in connection with any claim relating to this Section 6 and the amount of any damages SSF has otherwise been required to pay by reason of such untrue statement or omission) received by SSF upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation. For the avoidance of doubt, the provisions of this Section 6(b) will remain in full force and effect and survive the sale by SSF of the Registrable Securities covered by the Registration Statement.

(c)  Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)  Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a)  Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and SSF. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of SSF.

(b)  Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 4.1 of the Subscription Agreement.

(c)  Assignments and Transfers. This Agreement may not be assigned by either party (whether by operation of law or otherwise) without the prior written consent of the other party, provided, however, that each party may assign its rights and delegate its duties hereunder to any surviving or successor entity in connection with a merger or consolidation with such surviving or successor entity, or a sale, transfer or other disposition of all or substantially all of the such party’s assets to another entity after notice duly given to the other party.

(d)  Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e)  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(g)  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(h)  Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(i)  Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j)  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

SUPERCOM LTD.

By:
Name:
Title:

SPECIAL SITUATIONS FUND III QP, L.P.

By:
Name: David M. Greenhouse
Title: General Partner

SPECIAL SITUATIONS FUND III, L.P.

By:
Name: David M. Greenhouse
Title: General Partner

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:
Name: David M. Greenhouse
Title: General Partner

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling Ordinary Shares or interests therein received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their Ordinary Shares or interests therein on any stock exchange, market or trading facility on which the Ordinary Shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of Ordinary Shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the Ordinary Shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such Ordinary Shares at a stipulated price per Ordinary Share; and

- a combination of any such methods of sale.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the Ordinary Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Ordinary Shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the Ordinary Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of Ordinary Shares or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Ordinary Shares in the course of hedging the positions they assume. The selling stockholders may also sell Ordinary Shares short and deliver these securities to close out their short positions, or loan or pledge the Ordinary Shares to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Ordinary Shares offered by this prospectus, which Ordinary Shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the Ordinary Shares offered by them will be the purchase price of the Ordinary Shares less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Ordinary Shares to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the Ordinary Shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of Ordinary Shares or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the Ordinary Shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the Ordinary Shares to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the Ordinary Shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Ordinary Shares may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Ordinary Shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the Ordinary Shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the Ordinary Shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the Ordinary Shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the Ordinary Shares may be sold pursuant to Rule 144(k) of the Securities Act.